Exhibit 4.2

FIRST SUPPLEMENTAL INDENTURE

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of March 12, 2015 (this “Supplemental Indenture”), is between Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), the Guarantors (as defined in the Base Indenture (as defined below)) and Wells Fargo Bank, National Association, a national banking association organized under the laws of the United States of America, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, pursuant to Section 3.01 of the Indenture, dated as of March 12, 2015, between the Company, the Guarantors and the Trustee (the “Base Indenture”), the Company may from time to time issue and sell Securities (as defined in the Base Indenture) in one or more series, and pursuant to Section 7.01 of the Base Indenture, the Company may establish the form or terms of Securities of any series issued thereunder through one or more supplemental indentures;

WHEREAS, the Company desires by this Supplemental Indenture to create and authorize 10 new series of Securities entitled as follows: (i) “Floating Rate Notes due 2016” (the “2016 Floating Rate Notes”), limited initially to $500,000,000 in aggregate principal amount, (ii) “Floating Rate Notes due 2018” (the “2018 Floating Rate Notes”), limited initially to $500,000,000 in aggregate principal amount, (iii) “Floating Rate Notes due 2020” (the “2020 Floating Rate Notes” and, together with the 2016 Floating Rate Notes and the 2018 Floating Rate Notes, the “Floating Rate Notes”), limited initially to $500,000,000 in aggregate principal amount, (iv) “1.850% Senior Notes due 2017” (the “2017 Notes”), limited initially to $1,000,000,000 in aggregate principal amount, (v) “2.350% Senior Notes due 2018” (the “2018 Notes”), limited initially to $3,000,000,000 in aggregate principal amount, (vi) “3.000% Senior Notes due 2020” (the “2020 Notes”), limited initially to $3,500,000,000 in aggregate principal amount, (vii) “3.450% Senior Notes due 2022” (the “2022 Notes”), limited initially to $3,000,000,000 in aggregate principal amount, (viii) “3.800% Senior Notes due 2025” (the “2025 Notes”), limited initially to $4,000,000,000 in aggregate principal amount, (ix) “4.550% Senior Notes due 2035” (the “2035 Notes”), limited initially to $2,500,000,000 in aggregate principal amount, and (x) “4.750% Senior Notes due 2045” (the “2045 Notes” and, together with the Floating Rate Notes, the 2017 Notes, the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the “Notes”), limited initially to $2,500,000,000 in aggregate principal amount, and to provide the terms and conditions of the Notes and upon which the Notes are to be executed, registered, authenticated, issued and delivered, the Company has duly authorized the execution and delivery of this Supplemental Indenture;

WHEREAS, the Company has duly authorized the execution and delivery of this Supplemental Indenture to establish the 2016 Floating Rate Notes, the 2018 Floating Rate Notes, the 2020 Floating Rate Notes, the 2017 Notes, the 2018 Notes, the 2020 Notes, the

2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes each as series of Securities under the Base Indenture and to provide for, among other things, the issuance and form of each series of Notes and the terms, provisions and conditions thereof;

WHEREAS, the 2016 Floating Rate Notes, the 2018 Floating Rate Notes, the 2020 Floating Rate Notes, the 2017 Notes, the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes are 10 series of Securities and are being issued under the Base Indenture, as supplemented by this Supplemental Indenture (as supplemented, the “Indenture”), and are subject to the terms contained therein and herein;

WHEREAS, each series of Notes is guaranteed by each of the Guarantors pursuant to the terms of the Base Indenture;

WHEREAS, the 2016 Floating Rate Notes, the 2018 Floating Rate Notes, the 2020 Floating Rate Notes, the 2017 Notes, the 2018 Notes, the 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes are to be substantially in the form attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 and Exhibit B-7, respectively; and

WHEREAS, all acts and things necessary to make the Notes, when executed by the Company and authenticated and delivered by or on behalf of the Trustee as provided in the Base Indenture and this Supplemental Indenture, the valid, binding and legal obligations of the Company, and to make this Supplemental Indenture a legal, binding and enforceable agreement, have been done and performed.

NOW, THEREFORE, in order to declare the terms and conditions upon which the Notes are executed, registered, authenticated, issued and delivered, and in consideration of the foregoing premises and the purchase of such Notes by the Holders thereof, the Company, the Guarantors and the Trustee mutually covenant and agree, for the equal and proportionate benefit of the Holders from time to time of the Notes, as follows:

Section 1. Definitions. Terms used in this Supplemental Indenture and not defined herein shall have the respective meanings given such terms in the Base Indenture. The following terms have the meanings given to them in this Section 1:

“2016 Floating Rate Notes” has the meaning set forth in the Recitals.

“2017 Notes” has the meaning set forth in the Recitals.

“2018 Floating Rate Notes” has the meaning set forth in the Recitals.

“2018 Notes” has the meaning set forth in the Recitals.

“2020 Floating Rate Notes” has the meaning aset forth in the Recitals.

“2020 Notes” has the meaning set forth in the Recitals.

“2022 Notes” has the meaning set forth in the Recitals.

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“2025 Notes” has the meaning set forth in the Recitals.

“2035 Notes” has the meaning set forth in the Recitals.

“2045 Notes” has the meaning set forth in the Recitals.

“Base Indenture” has the meaning set forth in the Recitals.

“Calculation Agent” shall initially mean Wells Fargo Bank, National Association, or any successor appointed from time to time by the Company acting as calculation agent in respect of the Floating Rate Notes.

“Floating Rate Notes” has the meaning set forth in the Recitals.

“Indenture” has the meaning set forth in the Recitals.

“Notes” has the meaning set forth in the Recitals.

“Supplemental Indenture” has the meaning set forth in the Preamble.

Section 2. Creation and Authorization of Series.

(a) There is hereby created and authorized the following 10 new series of Securities to be offered and issued under the Base Indenture, to be designated as the:

(i)	“Floating Rate Notes due 2016,”

(ii)	“Floating Rate Notes due 2018,”

(iii)	“Floating Rate Notes due 2020,”

(iv)	“1.850% Senior Notes due 2017,”

(v)	“2.350% Senior Notes due 2018,”

(vi)	“3.000% Senior Notes due 2020,”

(vii)	“3.450% Senior Notes due 2022,”

(viii)	“3.800% Senior Notes due 2025,”

(ix)	“4.550% Senior Notes due 2035,” and

(x)	“4.750% Senior Notes due 2045.”

(b) The 2016 Floating Rate Notes, the 2018 Floating Rate Notes and the 2020 Floating Rate Notes each shall be limited initially to $500,000,000 in aggregate principal amount, the 2017 Notes shall be limited initially to $1,000,000,000 in aggregate principal amount, the 2018 Notes shall be limited initially to $3,000,000,000 in aggregate principal

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amount, the 2020 Notes shall be limited initially to $3,500,000,000 in aggregate principal amount, the 2022 Notes shall be limited initially to $3,000,000,000 in aggregate principal amount, the 2025 Notes shall be limited initially to $4,000,000,000 in aggregate principal amount, the 2035 Notes shall be limited initially to $2,500,000,000 in aggregate principal amount, and the 2045 Notes shall be limited initially to $2,500,000,000 in aggregate principal amount. Notwithstanding the foregoing initial aggregate principal amounts, the Company may, from time to time and without consent of any Holders of the Notes, re-open any series of Notes on terms identical in all respects to the outstanding Notes of such series (except for the date of issuance, the date interest begins to accrue and, in certain circumstances, the first interest payment date), so that such additional notes shall be consolidated with, form a single series with and increase the aggregate principal amount of the Notes of such series; provided that the additional notes shall have a separate CUSIP number unless: (i) the additional notes and the outstanding Notes of the original series are treated as part of the same “issue” of debt instruments for U.S. federal income tax purposes, (ii) the additional notes are issued pursuant to a “qualified reopening” of the outstanding Notes of the original series for U.S. federal income tax purposes or (iii) the additional notes are, and the outstanding Notes of the original series were, issued without or with less than a de minimis amount of original issue discount for U.S. federal income tax purposes. Such additional notes shall have the same terms as to ranking, redemption, guarantees, waivers, amendments or otherwise, as the applicable series of Notes, and will vote together as one class on all matters with respect to such series of Notes.

(c) The form of security for the 2016 Floating Rate Notes is Exhibit A-1, the form of security for the 2018 Floating Rate Notes is Exhibit A-2, the form of security for the 2020 Floating Rate Notes is Exhibit A-3, the form of security for the 2017 Notes is Exhibit B-1, the form of security for the 2018 Notes is Exhibit B-2, the form of security for the 2020 Notes is Exhibit B-3, the form of security for the 2022 Notes is Exhibit B-4, the form of security for the 2025 Notes is Exhibit B-5, the form of security for the 2035 Notes is Exhibit B-6 and the the form of security for 2045 Notes is Exhibit B-7.

(d) The date on which the principal is payable on each series of the Notes, unless accelerated pursuant to the Base Indenture, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7.

(e) The Notes of each series shall bear interest as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7. The Interest Payment Dates, and the Regular Record Dates for the determination of Holders of the Notes to whom such interest is payable, for each series, shall be as provided in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7.

(f) The Notes of each series shall be redeemable at the option of the Company to the extent and as set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7. The Notes shall be subject to special mandatory redemption by the Company as set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7, upon the occurrence of certain events specified in such form of security.

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(g) The Notes of each series will be issued only in fully registered form, without coupons, in denominations provided herein and in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7.

(h) The covenants specified in the Base Indenture will apply to the Notes of each series, including, without limitation, the covenants set forth in Section 4.01 (Payment of Principal, Premium and Interest on Securities), Section 4.02 (Maintenance of Office or Agency), Section 4.03 (Money for Securities Payments to be Held in Trust), Section 4.04 (Reports), Section 4.05 (Compliance Certificate), Section 4.06 (Taxes), Section 4.07 (Stay, Extension and Usury Laws), Section 4.08 (Liens); provided that, for each series of Notes, clause (g) of Section 4.08 shall be replaced in its entirety with “(g) any Lien incurred in connection with the Allergan Acquisition;”, Section 4.09 (Holding Company Status), Section 4.10 (Limitation on Sale and Leaseback Transactions), Section 4.11 (Repurchase of Securities Upon a Change of Control), Section 4.12 (Calculation of Original Issue Discount) and Article 8 (Merger, Amalgamation, Consolidation or Sale of Assets).

(i) The Events of Default specified in the Base Indenture will apply to the Notes of each series.

(j) [Reserved]

(k) The defeasance and covenant defeasance provisions of Article 10, and the satisfaction and discharge provisions of Article 11, of the Base Indenture will apply to the Notes. In addition, if the Company effects a defeasance or a satisfaction and discharge of any series of the Floating Rate Notes, the Company shall calculate the amount that the Company must irrevocably deposit with the Trustee by assuming that the interest rate applicable to such series of Floating Rate Notes through the maturity date or redemption date, as applicable, is the interest rate in effect on such Floating Rate Notes on the date that the Company funds with the Trustee.

(l) The Notes of each series shall be issued in the form of one or more Global Securities substantially in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7. The Company initially appoints The Depository Trust Company to act as Depositary with respect to the Notes of each series. Additional provisions applicable to the Notes issued in the form of a Global Security are set forth in the applicable form of security attached hereto as Exhibit A-1, Exhibit A-2, Exhibit A-3, Exhibit B-1, Exhibit B-2, Exhibit B-3, Exhibit B-4, Exhibit B-5, Exhibit B-6 or Exhibit B-7.

(m) The Notes shall be issuable only in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

(n) The Trustee will initially act as the Security Registrar for the Notes of each series and as the Paying Agent with respect to the Notes of each series. The Payment Office will be located at 608 2nd Avenue, 12th Floor, Minneapolis, Minnesota 55402. The Trustee will initially act as the Calculation Agent for the Floating Rate Notes.

(o) Except as otherwise set forth herein and in the Notes, the terms of the Notes shall be as set forth in the Base Indenture, including those made part of the Base Indenture by reference to the Trust Indenture Act.

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Section 3. Effect of Supplemental Indenture. This Supplemental Indenture is a supplemental indenture within the meaning of the Base Indenture. The provisions of this Supplemental Indenture are intended to supplement those of the Base Indenture as in effect immediately prior to the execution and delivery hereof. The Base Indenture shall remain in full force and effect except to the extent that the provisions of the Base Indenture are expressly modified by the terms of this Supplemental Indenture. The Base Indenture, as supplemented and amended by this Supplemental Indenture, is in all respects ratified, confirmed and approved and, with respect to the Notes, the Base Indenture, as supplemented and amended by this Supplemental Indenture, shall be read, taken and construed as one and the same instrument.

This Supplemental Indenture shall not modify, amend or otherwise affect the Base Indenture insofar as it relates to any other series of Securities or modify, amend or otherwise affect in any manner the terms and conditions of the Securities of any other series. Notwithstanding any other provision of this Section 3 or the Base Indenture or this Supplemental Indenture to the contrary, to the extent any provisions of this Supplemental Indenture or any Note issued hereunder shall conflict with any provision of the Base Indenture, the provisions of this Supplemental Indenture (including the terms and conditions of each series of Notes set forth in Section 2 hereof) shall govern.

Section 4. Governing Law. The internal law of the State of New York shall govern and be used to construe this Supplemental Indenture and the Notes without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

Section 5. Trustee’s Disclaimer. The Trustee shall not be responsible for and makes no representation as to the validity or adequacy of the Notes of any series, it shall not be accountable for the Company’s use of the proceeds from the Notes of any series or any money paid to the Company or upon the Company’s direction under any provision of the Indenture or the Notes, it shall not be responsible for the use or application of any money received by any Paying Agent other than the Trustee, and it shall not be responsible for any statement or recital herein or any statement in the Notes of any series or any other document in connection with the sale of the Notes of any series or pursuant to this Supplemental Indenture other than its certificate of authentication.

Section 6. Calculation Agent. All calculations made by the Calculation Agent shall, in the absence of manifest error, be conclusive for all purposes and binding on the Company and the Holders of the Floating Rate Notes. So long as LIBOR is required to be determined with respect to the Floating Rate Notes, there will at all times be a Calculation Agent. In the event that any then-acting Calculation Agent shall be unable or unwilling to

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act, or that such Calculation Agent shall fail duly to establish LIBOR for any Interest Period, or that the Company proposes to remove such Calculation Agent, the Company shall appoint the Company or another person which is a bank, trust company, investment banking firm or other financial institution to act as the Calculation Agent.

Section 7. Trust Indenture Act Controls. If any provision hereof limits, qualifies or conflicts with the duties imposed by the Trust Indenture Act § 318(c), the imposed duties shall control.

Section 8. Consent to Jurisdiction and Service of Process. Section 14.17 of the Base Indenture (Consent to Jurisdiction and Service of Process) shall apply to this Supplemental Indenture.

Section 9. Counterpart Originals. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Supplemental Indenture by telecopier, facsimile or other electronic transmission (i.e. a “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart thereof. The exchange of copies of this Supplemental Indenture and of signature pages by facsimile or PDF transmission shall constitute effective execution and delivery of this Supplemental Indenture as to the parties hereto and may be used in lieu of the original Supplemental Indenture and signature pages for all purposes.

[The remainder of this page is left blank intentionally]

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IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ACTAVIS FUNDING SCS, as the Company For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of the Company, itself represented by:

By:	/s/ Stephen Kaufhold
	Name:	Stephen Kaufhold
	Title:	Class A Manager

By:
Name:
	Title:	Class B Manager

WARNER CHILCOTT LIMITED, as a Guarantor

By:
Name:
Title:

ACTAVIS CAPITAL S.à.r.l., as a Guarantor

By:	/s/ Stephen Kaufhold
	Name:	Stephen Kaufhold
	Title:	Class A Manager

By:
Name:
	Title:	Class B Manager

ACTAVIS, INC., as a Guarantor

By:	/s/ Stephen Kaufhold
	Name:	Stephen Kaufhold
	Title:	Senior Vice President and Treasurer

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ACTAVIS FUNDING SCS, as the Company For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of the Company, itself represented by:

By:
Name:
	Title:	Class A Manager

By:	/s/ Sebastien Rimlinger
	Name:	Sebastien Rimlinger
	Title:	Class B Manager

WARNER CHILCOTT LIMITED, as a Guarantor

By:
Name:
Title:

ACTAVIS CAPITAL S.à.r.l., as a Guarantor

By:
Name:
	Title:	Class A Manager

By:	/s/ Patrick van Denzen
	Name:	Patrick van Denzen
	Title:	Class B Manager

ACTAVIS, INC., as a Guarantor

By:
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the day and year first above written.

ACTAVIS FUNDING SCS, as the Company For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of the Company, itself represented by:

By:
Name:
	Title:	Class A Manager

By:
Name:
	Title:	Class B Manager

WARNER CHILCOTT LIMITED, as a Guarantor

By:	/s/ Robert Whiteford
	Name:	Robert Whiteford
	Title:	Vice President, Director of Finance and Assistant Secretary

ACTAVIS CAPITAL S.à.r.l., as a Guarantor

By:
Name:
	Title:	Class A Manager

By:
Name:
	Title:	Class B Manager

ACTAVIS, INC., as a Guarantor

By:
Name:
Title:

WELLS FARGO BANK, N.A., as Trustee

By:	/s/ Martin Reed
	Name:	Martin Reed
	Title:	Vice President

Exhibit A-1

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FLR-2016-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

FLOATING RATE NOTES DUE 2016

CUSIP No. 00507U AJ0

ISIN No. US00507UAJ07

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of          Dollars ($        ) on September 1, 2016, and to pay interest thereon, at a variable rate, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 1, June 1, September 1 and December 1 of each year, with the first payment to be made on [June 1, 2015]1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[1]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

FLOATING RATE NOTES DUE 2016

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of these Securities at a rate per annum equal to LIBOR (as defined below), as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below), plus 0.875%.

The rate of interest on these Securities shall be reset on the first day of each Interest Period (as defined below) other than the Initial Interest Period (as defined below) (the date on which such reset occurs, an “Interest Reset Date”).

The Company shall pay interest on the Securities quarterly on March 1, June 1, September 1 and December 1 of each year, with the first interest payment to be made on [June 1, 2015]2. An “Interest Period” for the Securities means the period commencing on an Interest Payment Date and ending on the day preceding the next following Interest Payment Date (or, in the case of the Initial Interest Period, commencing on March 12, 2015). The “Initial Interest Period” shall be March 12, 2015 through May 31, 2015. The “Interest Determination Date” for an Interest Period shall be the second London Business Day preceding such Interest Period (or, in the case of the Initial Interest Period, March 10, 2015).

All payments of interest on the Securities due on any Interest Payment Date shall be made to the persons in whose names the Securities are registered at the close of business on the 15th calendar day immediately preceding the Interest Payment Date (whether or not a Business Day) (each such date, a “Regular Record Date”). However, interest that the Company pays on the Maturity Date (as defined below) shall be payable to the person to whom the principal shall be payable. Interest on the Securities shall be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If an Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the interest payment shall be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date of the Securities falls on a day that is not a Business Day, the payment of interest and principal shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. With respect to the Securities, “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the place of payment are authorized or obligated by law or executive order to be closed that is also a London Business Day. “London Business Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

“LIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR shall be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, shall be determined in accordance with the provisions described in (2) below.

[2]	To be updated with respect to any additional Securities issued after the initial issue date.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in New York City selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR shall be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR shall be the same as the rate determined for the Initial Interest Period.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities and shall initially be the Trustee. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent shall determine the interest rate and notify the Paying Agent. The Calculation Agent shall, upon the request of any Holder of the Securities, provide the interest rate then in effect with respect to the Securities. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of this Securities and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The “Calculation Date” pertaining to any Interest Determination Date on the Securities shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

The interest rate on the Securities shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

2. Maturity. The Securities shall mature on September 1, 2016 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date as described in paragraph 1 above next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the

Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any Interest Payment Date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 6.

7. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

8. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

9. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges.

10. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

11. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

12. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

13. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

14. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

15. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

20. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

21. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit A-2

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FLR-2018-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

FLOATING RATE NOTES DUE 2018

CUSIP No. 00507U AN1

ISIN No. US00507UAN19

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of          Dollars ($        ) on March 12, 2018, and to pay interest thereon, at a variable rate, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 12, June 12, September 12 and December 12 of each year, with the first payment to be made on [June 12, 2015]3.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[3]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

FLOATING RATE NOTES DUE 2018

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of these Securities at a rate per annum equal to LIBOR (as defined below), as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below), plus 1.080%.

The rate of interest on these Securities shall be reset on the first day of each Interest Period (as defined below) other than the Initial Interest Period (as defined below) (the date on which such reset occurs, an “Interest Reset Date”).

The Company shall pay interest on the Securities quarterly on March 12, June 12, September 12 and December 12 of each year, with the first interest payment to be made on [June 12, 2015]4. An “Interest Period” for the Securities means the period commencing on an Interest Payment Date and ending on the day preceding the next following Interest Payment Date (or, in the case of the Initial Interest Period, commencing on March 12, 2015). The “Initial Interest Period” shall be March 12, 2015 through June 11, 2015. The “Interest Determination Date” for an Interest Period shall be the second London Business Day preceding such Interest Period (or, in the case of the Initial Interest Period, March 10, 2015).

All payments of interest on the Securities due on any Interest Payment Date shall be made to the persons in whose names the Securities are registered at the close of business on the 15th calendar day immediately preceding the Interest Payment Date (whether or not a Business Day) (each such date, a “Regular Record Date”). However, interest that the Company pays on the Maturity Date (as defined below) shall be payable to the person to whom the principal shall be payable. Interest on the Securities shall be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If an Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the interest payment shall be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date of the Securities falls on a day that is not a Business Day, the payment of interest and principal shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. With respect to the Securities, “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the place of payment are authorized or obligated by law or executive order to be closed that is also a London Business Day. “London Business Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

“LIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR shall be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, shall be determined in accordance with the provisions described in (2) below.

[4]	To be updated with respect to any additional Securities issued after the initial issue date.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in New York City selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR shall be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR shall be the same as the rate determined for the Initial Interest Period.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities and shall initially be the Trustee. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent shall determine the interest rate and notify the Paying Agent. The Calculation Agent shall, upon the request of any Holder of the Securities, provide the interest rate then in effect with respect to the Securities. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of this Securities and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The “Calculation Date” pertaining to any Interest Determination Date on the Securities shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

The interest rate on the Securities shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

2. Maturity. The Securities shall mature on March 12, 2018 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date as described in paragraph 1 above next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the

Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any Interest Payment Date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 6.

7. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

8. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

9. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges.

10. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

11. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

12. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

13. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

14. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

15. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

20. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

21. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit A-3

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FLR-2020-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

FLOATING RATE NOTES DUE 2020

CUSIP No. 00507U AQ4

ISIN No. US00507UAQ40

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($        ) on March 12, 2020, and to pay interest thereon, at a variable rate, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 12, June 12, September 12 and December 12 of each year, with the first payment to be made on [June 12, 2015]5.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[5]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

FLOATING RATE NOTES DUE 2020

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of these Securities at a rate per annum equal to LIBOR (as defined below), as determined on the applicable Interest Determination Date (as defined below) by the Calculation Agent (as defined below), plus 1.255%.

The rate of interest on these Securities shall be reset on the first day of each Interest Period (as defined below) other than the Initial Interest Period (as defined below) (the date on which such reset occurs, an “Interest Reset Date”).

The Company shall pay interest on the Securities quarterly on March 12, June 12, September 12 and December 12 of each year, with the first interest payment to be made on [June 12, 2015]6. An “Interest Period” for the Securities means the period commencing on an Interest Payment Date and ending on the day preceding the next following Interest Payment Date (or, in the case of the Initial Interest Period, commencing on March 12, 2015). The “Initial Interest Period” shall be March 12, 2015 through June 11, 2015. The “Interest Determination Date” for an Interest Period shall be the second London Business Day preceding such Interest Period (or, in the case of the Initial Interest Period, March 10, 2015).

All payments of interest on the Securities due on any Interest Payment Date shall be made to the persons in whose names the Securities are registered at the close of business on the 15th calendar day immediately preceding the Interest Payment Date (whether or not a Business Day) (each such date, a “Regular Record Date”). However, interest that the Company pays on the Maturity Date (as defined below) shall be payable to the person to whom the principal shall be payable. Interest on the Securities shall be calculated on the basis of the actual number of days in each quarterly interest period and a 360-day year.

If an Interest Payment Date, other than the Maturity Date, falls on a day that is not a Business Day, the interest payment shall be postponed to the next day that is a Business Day, except that if that Business Day is in the next succeeding calendar month, the Interest Payment Date shall be the immediately preceding Business Day. If the Maturity Date of the Securities falls on a day that is not a Business Day, the payment of interest and principal shall be made on the next succeeding Business Day, and no interest on such payment shall accrue for the period from and after the Maturity Date. With respect to the Securities, “Business Day” means any Monday, Tuesday, Wednesday, Thursday or Friday which is not a day when banking institutions in the place of payment are authorized or obligated by law or executive order to be closed that is also a London Business Day. “London Business Day” means any day on which dealings in United States dollars are transacted in the London interbank market.

“LIBOR” shall be determined by the Calculation Agent in accordance with the following provisions:

(1) With respect to any Interest Determination Date, LIBOR shall be the rate for deposits in United States dollars having a maturity of three months commencing on the first day of the applicable Interest Period that appears on Reuters Screen LIBOR01 Page (as defined below) as of 11:00 a.m., London time, on that Interest Determination Date. If no rate appears, then LIBOR, in respect of that Interest Determination Date, shall be determined in accordance with the provisions described in (2) below.

[6]	To be updated with respect to any additional Securities issued after the initial issue date.

(2) With respect to an Interest Determination Date on which no rate appears on Reuters Screen LIBOR01 Page, as specified in (1) above, the Calculation Agent shall request the principal London offices of each of four major reference banks in the London interbank market, as selected by the Calculation Agent, to provide the Calculation Agent with its offered quotation for deposits in United States dollars for the period of three months, commencing on the first day of the applicable Interest Period, to prime banks in the London interbank market at approximately 11:00 a.m., London time, on that Interest Determination Date and in a principal amount that is representative for a single transaction in United States dollars in that market at that time. If at least two quotations are provided, then LIBOR on that Interest Determination Date shall be the arithmetic mean of those quotations. If fewer than two quotations are provided, then LIBOR on the Interest Determination Date shall be the arithmetic mean of the rates quoted at approximately 11:00 a.m., New York City time, on the Interest Determination Date by three major banks in New York City selected by the Calculation Agent for loans in United States dollars to leading European banks, having a three-month maturity and in a principal amount that is representative for a single transaction in United States dollars in that market at that time; provided that if the banks selected by the Calculation Agent are not providing quotations in the manner described by this sentence, LIBOR shall be the same as the rate determined for the immediately preceding Interest Reset Date or if there is no immediately preceding Interest Reset Date, LIBOR shall be the same as the rate determined for the Initial Interest Period.

“Reuters Screen LIBOR01 Page” means the display designated on page “LIBOR01” on Reuters (or such other page as may replace the LIBOR01 page on that service or any successor service for the purpose of displaying London interbank offered rates for U.S. dollar deposits of major banks).

All percentages resulting from any of the above calculations shall be rounded, if necessary, to the nearest one hundred thousandth of a percentage point, with five one-millionths of a percentage point being rounded upwards (e.g., 8.986865% (or 0.08986865) being rounded to 8.98687% (or 0.0898687)) and all dollar amounts used in or resulting from such calculations shall be rounded to the nearest cent (with one-half cent being rounded upwards).

The “Calculation Agent” shall be the agent appointed by the Company to calculate the interest rate on the Securities and shall initially be the Trustee. The Calculation Agent shall calculate the interest rate in accordance with the foregoing. On or before each Calculation Date (as defined below), the Calculation Agent shall determine the interest rate and notify the Paying Agent. The Calculation Agent shall, upon the request of any Holder of the Securities, provide the interest rate then in effect with respect to the Securities. All calculations of the Calculation Agent, in the absence of manifest error, shall be conclusive for all purposes and binding on the Company and the Holders of this Securities and neither the Trustee nor the Paying Agent shall have the duty to verify determinations of interest rates made by the Calculation Agent. The “Calculation Date” pertaining to any Interest Determination Date on the Securities shall be the earlier of (i) the tenth calendar day after such Interest Determination Date, or, if any such day is not a Business Day, the next succeeding Business Day, and (ii) the Business Day immediately preceding the applicable Interest Payment Date or the Maturity Date, as the case may be.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

The interest rate on the Securities shall in no event be higher than the maximum rate permitted by New York law as the same may be modified by United States laws of general application.

2. Maturity. The Securities shall mature on March 12, 2020 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date as described in paragraph 1 above next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the

Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any Interest Payment Date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented by the First Supplemental Indenture, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 6.

7. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

8. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to the Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

9. Denominations, Transfer, Exchange. The Securities are in registered form in minimum denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges.

10. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

11. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

12. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

13. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

14. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

15. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

16. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

17. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

18. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

19. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

20. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

21. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-1

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2017-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

1.850% NOTES DUE 2017

CUSIP No. 00507U AK7

ISIN No. US00507UAK79

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of          Dollars ($        ) on March 1, 2017, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 1 and September 1 of each year, with the first payment to be made on [September 1, 2015]7.

Regular Record Dates: February 15 and August 15.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[7]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

1.850% NOTES DUE 2017

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 1 and September 1 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 1, 2015]8. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 1, 2017 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[8]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to the Maturity Date, the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-2

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2018-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

2.350% NOTES DUE 2018

CUSIP No. 00507U AM3

ISIN No. US00507UAM36

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($        ) on March 12, 2018, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 12 and September 12 of each year, with the first payment to be made on [September 12, 2015]9.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[9]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

2.350% NOTES DUE 2018

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 12 and September 12 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 12, 2015]10. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 12, 2018 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[10]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to the Maturity Date, the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture. The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable, would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-3

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2020-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

3.000% NOTES DUE 2020

CUSIP No. 00507U AP6

ISIN No. US00507UAP66

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of          Dollars ($         ) on March 12, 2020, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 12 and September 12 of each year, with the first payment to be made [September 12, 2015]11.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[11]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

3.000% NOTES DUE 2020

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 12 and September 12 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 12, 2015]12. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 12, 2020 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[12]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to February 12, 2020 (1 month prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 20 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company shall have the right to redeem the Securities on or after February 12, 2020 (1 month prior to the Maturity Date), in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable,

would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-4

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2022-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

3.450% NOTES DUE 2022

CUSIP No. 00507U AR2

ISIN No. US00507UAR23

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($         ) on March 15, 2022, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 15 and September 15 of each year, with the first payment to be made on [September 15, 2015]13.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[13]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

3.450% NOTES DUE 2022

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 15, 2015]14. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 15, 2022 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[14]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to January 15, 2022 (2 months prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 25 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company shall have the right to redeem the Securities on or after January 15, 2022 (2 months prior to the Maturity Date), in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable,

would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-5

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2025-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

3.800% NOTES DUE 2025

CUSIP No. 00507U AS0

ISIN No. US00507UAS06

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($        ) on March 15, 2025, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 15 and September 15 of each year, with the first payment to be made on [September 15, 2015]15.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[15]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

3.800% NOTES DUE 2025

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 15, 2015]16. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 15, 2025 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[16]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to December 15, 2024 (3 months prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company shall have the right to redeem the Securities on or after December 15, 2024 (3 months prior to the Maturity Date), in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable,

would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-6

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2035-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

4.550% NOTES DUE 2035

CUSIP No. 00507U AT8

ISIN No. US00507UAT88

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($        ) on March 15, 2035, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 15 and September 15 of each year, with the first payment to be made on [September 15, 2015]17.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[17]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

4.550% NOTES DUE 2035

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 15, 2015]18. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 15, 2035 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[18]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to September 15, 2034 (6 months prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 30 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company shall have the right to redeem the Securities on or after September 15, 2034 (6 months prior to the Maturity Date), in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable,

would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.

Exhibit B-7

[Face of Security]

ACTAVIS FUNDING SCS

Certificate No. FXR-2045-[    ]

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS SECURITY) OR A NOMINEE OF THE DEPOSITARY, WHICH SHALL BE TREATED BY THE COMPANY, THE TRUSTEE AND ANY AGENT THEREOF AS OWNER AND HOLDER OF THIS SECURITY FOR ALL PURPOSES.

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, TO THE COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, THIS CERTIFICATE IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY (AND ANY PAYMENT HEREON IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY), AND ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO NOMINEES OF THE DEPOSITORY TRUST COMPANY OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR’S NOMINEE.

4.750% NOTES DUE 2045

CUSIP No. 00507U AU5

ISIN No. US00507UAU51

Actavis Funding SCS a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg, registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), for value received, hereby promises to pay to CEDE & CO., as nominee for The Depositary Trust Company, or its registered assigns, the principal sum of         Dollars ($        ) on March 15, 2045, and to pay interest thereon, as provided on the reverse hereof, until the principal and any unpaid and accrued interest are paid or duly provided for.

Interest Payment Dates: March 15 and September 15 of each year, with the first payment to be made on [September 15, 2015]19.

Regular Record Dates: March 1 and September 1.

The provisions on the back of this certificate are incorporated as if set forth on the face hereof.

[19]	To be updated with respect to any additional Securities issued after the initial issue date.

IN WITNESS WHEREOF, Actavis Funding SCS has caused this instrument to be duly signed.

ACTAVIS FUNDING SCS
For and on behalf of Actavis International Holding S.à r.l., in its capacity as General Partner of Actavis Funding SCS, itself represented by:

By:
Name:
Title:

By:
Name:
Title:

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Wells Fargo Bank, National Association, as Trustee

By
Authorized Signatory

Dated

[Reverse of Security]

ACTAVIS FUNDING SCS

4.750% NOTES DUE 2045

1. Interest. Actavis Funding SCS, a limited partnership (société en commandite simple) organized under the laws of the Grand Duchy of Luxembourg, having its registered office at 46A, avenue J.F. Kennedy, L-1855 Luxembourg, Grand Duchy of Luxembourg (“Luxembourg”), registered with the Luxembourg Register of Commerce and Companies under number B187.310, having a share capital of $20,000 (the “Company”), promises to pay or cause to be paid interest on the principal amount of this Security at the rate per annum shown above. The Company shall pay interest, payable semi-annually in arrears, on March 15 and September 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day, with the first payment to be made on [September 15, 2015]20. Interest on the Securities shall accrue on the principal amount from, and including, the most recent date to which interest has been paid or provided for or, if no interest has been paid, from, and including, March 12, 2015, in each case to, but excluding, the next Interest Payment Date or the Stated Maturity for the payment of principal on the Securities, as the case may be. Interest shall be computed on the basis of a 360-day year of twelve 30-day months.

The Company shall pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue principal at a rate that is 1% higher than the then applicable interest rate on the Securities to the extent lawful; it will pay interest (including post-petition interest in any proceeding under any Bankruptcy Law) on overdue installments of interest (without regard to any applicable grace period) at the same rate to the extent lawful.

2. Maturity. The Securities will mature on March 15, 2045 (the “Maturity Date”).

3. Method of Payment. Except as provided in the Indenture (as defined below), the Company shall pay interest on the Securities to the persons who are Holders of record of Securities at the close of business on the Regular Record Date set forth on the face of this Security next preceding the applicable Interest Payment Date. Holders must surrender Securities to a Paying Agent to collect the principal amount. The Company shall pay, in money of the United States that at the time of payment is legal tender for payment of public and private debts, all amounts due in cash with respect to the Securities, which amounts shall be paid (A) if this Security is a Global Security, by wire transfer of immediately available funds to the account designated by the Depositary for the Securities or its nominee; and (B) if this Security is a Physical Security, by mailing a check to the address of the relevant Holder set forth in the Security Register for the Securities. Interest of $1 million or more may be paid on any interest payment date to the owner of record by wire transfer to such owner at the wire transfer address of such owner within the continental United States. The Company shall pay, in cash, interest on any overdue amount (including, to the extent permitted by applicable law, overdue interest) at the applicable rates borne by the Securities.

The provisions of Article 13 (Additional Amounts) of the Base Indenture (as defined below) shall apply to the Securities.

4. Paying Agent and Registrar. Initially, Wells Fargo Bank, National Association, (the “Trustee”) shall act as Paying Agent. The Company initially appoints the Trustee as the Registrar. The Company may change any Paying Agent or Registrar without prior notice to the Holders. The Company or any of its Subsidiaries may act in any such capacity.

[20]	To be updated with respect to any additional Securities issued after the initial issue date.

5. Indenture. The Company issued the Securities under the Indenture dated as of March 12, 2015 (the “Base Indenture”) among the Company, the Trustee and the Guarantors, as supplemented by the First Supplemental Indenture dated as of March 12, 2015 (the “First Supplemental Indenture;” the Base Indenture, as supplemented, the “Indenture”) among the Company, the Trustee and the Guarantors. The terms of the Securities include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code §§ 77aaa-77bbbb), as amended and in effect from time to time (the “Trust Indenture Act”). The Securities are subject to all such terms, and Holders are referred to the Indenture and the Trust Indenture Act for a statement of such terms. To the extent any provision of this Security conflicts with the express provisions of the Indenture, the provisions of the Indenture shall govern and be controlling. The Securities are general unsecured senior obligations of the Company. The Indenture does not limit the aggregate principal amount of Securities that may be issued thereunder. Subject to the conditions set forth in the Indenture and without the consent of the Holders, the Company may issue additional Securities of the same series under the Indenture. All Securities of the same series, including any such additional Securities, shall be treated as a single class of securities under the Indenture. Terms used herein without definition and that are defined in the Indenture have the meanings assigned to them in the Indenture.

6. Optional Redemption. The Company shall have the right to redeem the Securities, in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed. Upon redemption of any Securities prior to September 15, 2044 (6 months prior to the Maturity Date), the Company shall pay a redemption price equal to the greater of:

(i) 100% of the principal amount of the Securities to be redeemed, and

(ii) the sum of the present values of the Remaining Scheduled Payments of the Securities to be redeemed, discounted to the date of redemption on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the applicable Treasury Rate plus 35 basis points, plus, accrued and unpaid interest, if any, to, but excluding, the redemption date.

In addition, the Company shall have the right to redeem the Securities on or after September 15, 2044 (6 months prior to the Maturity Date), in whole at any time or in part from time to time, at its option, on at least 15 days but no more than 60 days prior written notice mailed to the registered holders of the Securities to be redeemed, at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed plus, in each case, accrued and unpaid interest, if any, to, but excluding, the redemption date.

Any redemption or notice may, at the Company’s discretion, be subject to one or more conditions precedent and, at the Company’s discretion, the redemption date may be delayed until such time as any or all such conditions shall be satisfied.

7. Special Mandatory Redemption. If Actavis plc does not consummate the Allergan Acquisition (as defined below) on or prior to November 30, 2015, or the Merger Agreement (as defined below) is terminated any time prior to such date other than as a result of consummating the Allergan Acquisition, then the Company shall be required to redeem (a “Special Mandatory Redemption”) all of the Securities on the Special Mandatory Redemption Date at a redemption price equal to 101% of the aggregate principal amount of the Securities (the “Special Mandatory Redemption Price”) plus accrued and unpaid interest, if any, to, but excluding, the Special Mandatory Redemption Date. The “Special Mandatory Redemption Date” means the earlier to occur of (1) December 31, 2015, if the Allergan Acquisition has not been consummated on or prior to November 30, 2015, or (2) the 30th day (or if such day is not a business day, the first business day thereafter) following the termination of the Merger Agreement other than as a result of consummating the Allergan Acquisition. Notwithstanding the foregoing, installments of interest on Securities that are due and payable on Interest Payment Dates falling on or prior to the Special Mandatory Redemption Date shall be payable on such Interest Payment Dates to the registered holders as of the close of business on the relevant record dates in accordance with the Securities and the Indenture.

The Company shall cause the notice of Special Mandatory Redemption to be mailed, with a copy to the Trustee, within five business days after the occurrence of the event triggering the Special Mandatory Redemption to each holder at its registered address. If funds sufficient to pay the Special Mandatory Redemption Price of the Securities to be redeemed on the Special Mandatory Redemption Date are deposited with the Trustee or a Paying Agent on or before such Special Mandatory Redemption Date, and any applicable conditions set forth in the Indenture are satisfied, on and after such Special Mandatory Redemption Date, the Securities shall cease to bear interest.

“Allergan Acquisition” means the consummation of the arrangement contemplated by the Merger Agreement, pursuant to which, among other things, Actavis plc will acquire Allergan Inc. for a combination of $129.22 in cash and 0.3683 Actavis plc ordinary shares for each share of Allergan Inc. common stock.

“Merger Agreement” means that certain Agreement and Plan of Merger, dated November 16, 2014, by and among Actavis plc, Avocado Acquisition Inc. and Allergan, Inc., as the same may be further amended from time to time.

For the avoidance of doubt, the amendment or replacement of the Merger Agreement shall not constitute a termination of the Merger Agreement for purposes of this paragraph 7.

8. Optional Redemption for Changes in Withholding Taxes. The Company shall be entitled to redeem the Securities as set forth in Section 9.07 (Optional Redemption for Changes in Withholding Taxes) of the Base Indenture.

9. Repurchase at Option of Holder. Pursuant to Section 4.11 of the Base Indenture (Repurchase of Securities Upon a Change of Control), upon the occurrence of a Change of Control Triggering Event with respect to any series of Securities, and subject to certain conditions set forth in the Indenture, the Company shall be required to offer to purchase such Securities at a purchase price equal to 101% of the principal amount thereof, plus accrued and unpaid interest, if any, thereon to but excluding the date of repurchase.

10. Notice of Redemption. Notice of redemption shall be mailed at least 15 days but not more than 60 days before the redemption date to each Holder whose Securities are to be redeemed at its registered address, except that redemption notices may be mailed more than 60 days prior to a redemption date if the notice is issued in connection with Article 10 or Article 11 of the Base Indenture. Securities in denominations larger than $2,000 may be redeemed in part but only in whole multiples of $1,000, unless all of the Securities held by a Holder are to be redeemed. Unless the Company defaults in payment of the redemption price, on and after the redemption date, interest shall cease to accrue on Securities or portions thereof called for redemption.

11. Denominations, Transfer, Exchange. The Securities are in registered form in denominations of $2,000 principal amount and integral multiples of $1,000 principal amount. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents. No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or similar governmental charge that may be imposed in connection with certain transfers or exchanges. The Company shall not be required to register the transfer of or exchange any Security selected for redemption, except for the unredeemed portion of any Security being redeemed in part. Also, the Company need not exchange or register the transfer of any Securities for a period of 15 days next preceding the first mailing of notice of redemption of Securities to be redeemed.

12. Persons Deemed Owners. The registered Holder of a Security shall be treated as the owner of such Security for all purposes.

13. Amalgamation, Merger or Consolidation. None of the Company, Intermediate Parent, Actavis Capital or, solely to the extent the successor Person thereto or the acquiring Person, as applicable,

would be a Subsidiary of Actavis plc, Actavis, Inc. shall consolidate with, merge with or into, amalgamate with, or sell, transfer, lease, convey or otherwise dispose of all or substantially all of its or its Subsidiaries’ property or assets taken as a whole (in one transaction or a series of related transactions) to, any Person, or permit any Person to merge with or into, or amalgamate with, the Company, Intermediate Parent, Actavis Capital or Actavis, Inc., as applicable, unless it complies with Article 8 of the Base Indenture.

14. Amendments, Supplements and Waivers. The Indenture, the Securities and the Security Guarantees may be amended or supplemented as provided in the Indenture.

15. Defaults and Remedies. The Events of Default relating to the Securities are defined in Section 5.01 of the Base Indenture. If any Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in principal amount of the then outstanding Securities of a series may declare the principal of and premium, if any, and interest, if any, and any other monetary obligations on all the then outstanding Securities of such series to be due and payable immediately. Notwithstanding the foregoing, in the case of an Event of Default arising from certain events of bankruptcy or insolvency, all outstanding Securities shall become due and payable immediately without further action or notice.

Holders may not enforce the Indenture or the Securities except as provided in the Indenture. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the Trustee in their respective exercise of any trust or power. The Trustee may withhold from Holders of the Securities of any series notice of any continuing Default (except a Default relating to the payment of the principal of or premium, if any, or interest, if any, on the Securities of such series or in the payment or delivery of any consideration due upon conversion or exchange of any Security of such series (if applicable)) if they determine that withholding notice is in their interest. Holders of not less than a majority in aggregate principal amount of the Securities of any series then outstanding by notice to the Trustee may on behalf of the Holders of all of the Securities of such series waive an existing Default or Event of Default and its consequences hereunder, except a continuing Default or Event of Default in the payment of the principal amount, premium, if any, and any accrued and unpaid interest, if any, on any Security of such series or, in the case of the Securities of any series that are convertible or exchangeable, in the payment or delivery of any consideration due upon conversion or exchange of the Securities of such series (including in connection with an offer to purchase) provided, however, that the Holders of a majority in aggregate principal amount of the then outstanding Securities of any series may rescind an acceleration and its consequences, including any related payment default that resulted from such acceleration in accordance with Section 5.02 of the Base Indenture. The Company is required to deliver to the Trustee annually a statement regarding compliance with the Indenture, and the Company is required upon becoming aware of any Default or Event of Default, to deliver to the Trustee a statement specifying such Default or Event of Default.

16. Trustee Dealings with the Company. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company or its affiliates, and may otherwise deal with the Company or its affiliates, as if it were not the Trustee.

17. No Recourse Against Others. A director, officer, employee, incorporator or stockholder, of the Company or any Guarantor, as such, shall not have any liability for any obligations of the Company or the Guarantors under the Securities, the Indenture or the Security Guarantees or for any claim based on, in respect of, or by reason of, such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.

18. Authentication. This Security shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent in accordance with the Indenture.

19. Abbreviations. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

20. CUSIP and ISIN Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP and ISIN numbers to be printed on the Securities and the Trustee may use CUSIP and ISIN numbers in notices of redemption as a convenience to Holders. No representation is made as to the accuracy of such numbers either as printed on the Securities or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

21. Governing Law. The internal law of the state of New York shall govern and be used to construe the Indenture, the Security Guarantees and the Securities of any series without giving effect to applicable principles of conflicts of law to the extent that the application of the laws of another jurisdiction would be required thereby.

22. Waiver of Jury Trial. Each of the Company, the Guarantors and the Trustee hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to the Indenture, the Security Guarantees, the Securities of any series, or the transactions contemplated by the Indenture.

23. Consent to Jurisdiction and Service of Process. Any legal suit, action or proceeding arising out of or based upon the Indenture, the Securities and the Security Guarantees or the transactions contemplated by the Indenture (“Related Proceedings”) may be instituted in the federal courts of the United States of America located in the Borough of Manhattan in the City of New York, County and State of New York, or the courts of the State of New York located in the Borough of Manhattan in the City of New York, County and State of New York (collectively, the “Specified Courts”), and each party irrevocably submits to the exclusive jurisdiction (except for suits, actions, or proceedings instituted in regard to the enforcement of a judgment of any Specified Court in a Related Proceeding, as to which such jurisdiction is non-exclusive) of the Specified Courts in any Related Proceeding. Service of any process, summons, notice or document by mail to such party’s address set forth above shall be effective service of process for any Related Proceeding brought in any Specified Court. The Company and the Guarantors irrevocably and unconditionally waive any objection to the laying of venue of any Specified Proceeding in the Specified Courts and irrevocably and unconditionally waive and agree not to plead or claim in any Specified Court that any Related Proceeding brought in any Specified Court has been brought in an inconvenient forum. The Company and each Guarantor not located in the United States irrevocably appoints CT Corporation System as its agent to receive service of process or other legal summons for purposes of any Related Proceeding that may be instituted in any Specified Court.

THE COMPANY SHALL FURNISH TO ANY HOLDER UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE BASE INDENTURE OR ANY RELEVANT SUPPLEMENTAL INDENTURE. REQUESTS MAY BE MADE TO THE REGISTERED OFFICE OF THE COMPANY.